UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340-2348 Walsh Avenue, Suite 2344 Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

ATM Activity

On December 16, 2024, Semler Scientific, Inc., or Semler Sci, filed with the Securities and Exchange Commission an additional prospectus supplement under its effective registration statement on Form S-3 (File No. 333-280013) to register the offer and sale of up to an additional $50,000,000 of shares that can be sold under its existing at-the-market offering program for which Cantor Fitzgerald & Co., or Cantor, acts as sales agent, which prospectus supplement is in addition to the offer and sale of up to $100,000,000 of shares registered pursuant to the sales agreement prospectus dated August 13, 2024 and the base prospectus as supplemented by the prospectus supplement dated November 25, 2024. Through the date hereof, Semler Sci has issued and sold 1,916,804 shares of its common stock under the at-the market offering program for aggregate gross proceeds of approximately $100.0 million. Pursuant to the prospectus supplement filed today, Semler Sci may sell additional shares of common stock under the at-the-market offering program for the remaining aggregate offering price of up to $50.0 million.

Goodwin Procter LLP, counsel to Semler Sci, has issued a legal opinion relating to the shares of Semler Sci’s common stock that may be issued pursuant to the at-the-market offering program under the prospectus supplement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

This current report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy Semler Sci’s shares of common stock described herein, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Bitcoin Activity

On December 16, 2024, Semler Sci issued a press release announcing updates with respect to its bitcoin holdings, activity under its at-the-market equity offering programs, and “BTC Yield,” a key performance indicator. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
99.1	Press Release of Semler Scientific, Inc., dated December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: December 16, 2024	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)